UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 23, 2020

GRAPHIC PACKAGING HOLDING CO
MPANY
GRAPHIC PACKAGING INTERNATIONAL, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422
Delaware	033-80475	84-0772929
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Riveredge Parkway
,
Suite 100
Atlanta
,
Georgia
30328
(Address of principal executive offices)
(
770
)-
240-7200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock	GPK	New York Stock Exchange

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On January 23, 2020, Graphic Packaging International Partners, LLC (the “Company”), Graphic Packaging Holding Company, GPI Holding III, LLC and International Paper Company entered into a Consent and Waiver Agreement (the “Consent and Waiver Agreement”) pursuant to which the Company agreed to redeem 15,150,784 of its membership interests (“Common Units”) held by International Paper for an aggregate price of $250.0 million, or $16.5008 per Common Unit, which is the price specified in the Exchange Agreement, dated January 1, 2018, among the parties (the “Redemption”). The Company intends to fund the Redemption with borrowings under its revolving credit facility and cash on hand. After giving effect to the Redemption, International Paper will own 64,760,807 Common Units of the Company, or approximately 18.
3
% of the total membership interests in the Company.
The foregoing description of the Consent and Waiver Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consent and Waiver Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits

(d)
Exhibits

10.1
Consent and Waiver Agreement, dated as of January 23, 2020 by and among Graphic Packaging International Partners, LLC, Graphic Packaging Holding Company, GPI Holding III, LLC and International Paper Company.

101.INS	XBRL Instance Document-the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	Inline XBRL Taxonomy Extension Schema Document.

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GRAPHIC PACKAGING HOLDING COMPANY
GRAPHIC PACKAGING INTERNATIONAL, LLC
(Registrant)

By:	/s/ Lauren S. Tashma
Lauren S. Tashma Executive Vice President, General Counsel and Secretary

Dated: January 2
8
, 2020